Inspire Medical Systems, Inc. November 2019 NYSE: INSP 1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding our clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2 © Inspire Medical Systems, Inc. All Rights Reserved

3 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire is an Innovative Neurostimulation Solution for Moderate to Severe Obstructive Sleep Apnea (OSA)

- First and only FDA-approved neurostimulation technology for OSA
- More than 6,500 patients treated with Inspire therapy
- Alternative for the estimated 35 – 65% of non-CPAP compliant patients
- ~$10bn annual U.S. market opportunity
- Innovative, closed-loop, minimally invasive solution
- Safe, comfortable, and convenient therapy
- Significant body of clinical evidence involving >2,100 patients across 23 studies
- Strong customer base and growing sales team
- Growing reimbursement with 145 million covered lives
- Proven management team leading 200+ employees

Our History & Key Milestones

1990s: Medtronic (MDT) begins early work on the development of Inspire

2001: Initial clinical results published by MDT

2007: Inspire is founded after being spun-out of Medtronic

2011: Initiated Phase III pivotal STAR trial; CE mark received in Europe

2014: STAR results published in the New England Journal of Medicine in January; received PMA approval from the FDA in April

2015: 18-month STAR data published; revenues of $8.0M

2016: 1,000th implant milestone; revenues of $16.4M

2017: Launched Inspire IV neurostimulator in U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6M

2018: Inspire IV CE mark; 5-year STAR results publication; initial public offering on NYSE; Aetna begins covering the Inspire therapy; revenues of $50.6M

2019: 6,500th patient receives Inspire therapy; Many BCBS plans and United Healthcare write positive coverage

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Strong Management Team Other Key Management Steve Jandrich VP, Human Resources & Chief Compliance Officer Ivan Lubogo Sr. VP, U.S. Sales Martin Abrams VP, Marketing & Customer Experience Andreas Henke VP, European Operations Quan Ni, PhD VP, Research & Clinical Affairs John Rondoni VP, Product Development, Tim Herbert Rick Buchholz Randy Ban Operations & Quality Kathy Sherwood VP, Global Market Access President, CEO & Chief Commercial Chief Financial Officer Founder Officer  30+ Years of Experience  25+ Years of Experience  25+ Years of Experience 5 © Inspire Medical Systems, Inc. All Rights Reserved

OSA is a Serious and Chronic Disease

OSA is Caused by a Blocked or Partially Blocked Airway

Typical Obstructive Sleep Apnea Event



Airway obstruction during breathing

- Blockage prevents airflow to the lungs
- Results in repeated arousals and oxygen de-saturations
- Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI)

Normal range:
AHI < 5 events per hour

Mild sleep apnea:
$5 \leq$ AHI < 15 events per hour

Moderate sleep apnea:
$15 \leq$ AHI < 30 events per hour

Severe sleep apnea:
AHI ≥ 30 events per hour

Inspire's Focus

Most Patients Are Unaware of Their Condition…

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

…and Untreated OSA Multiplies Serious Health Risks

2x
The risk for stroke[1]

2x
The risk for sudden cardiac death[2]

5x
The risk for cardiovascular mortality[3]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]



Increased Risk of Mortality 5
100%
90%
80%
70%
60%
50%
% Surviving
No OSA
Mild OSA
Moderate OSA
Severe OSA
0
5
10
15
20
Years of Follow-up

Source: Company Website
1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
2. Gami et al, J Am Coll Cardiol 2013.
3. Young et al, J Sleep 2008.
4. Li et al, Europace 2014.
5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Current Treatment Options such as CPAP and Invasive Surgery have Significant Limitations

Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA

- Delivered through a mask that connects through a hose to a bedside air pump
- Demonstrated improvements in patient-reported sleep quality and reductions in daytime sleepiness
- Long-term limitations as a therapeutic option, primarily due to low patient compliance (approximately 35% – 65%)
- Low patient compliance as many patients find the mask or treatment cumbersome, uncomfortable and loud



Drivers of Non-Compliance

- ☒ Mask Discomfort
- ☒ Mask Leakage
- ☒ Pressure Intolerance
- ☒ Skin Irritation
- ☒ Nasal Congestion
- ☒ Nasal Drying
- ☒ Nosebleeds
- ☒ Claustrophobia
- ☒ Lack of Intimacy

Invasive Surgery

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- In-patient surgery with extended recovery



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

1. Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive

Prevalence & Economic Costs

- ✓ Sleep apnea affects +100 million people worldwide[1]
- ✓ Approximately 17 million individuals in the U.S. with moderate to severe OSA
  - Annually, ~2 million adult patients are prescribed a CPAP device[2]
- ✓ Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion[3]
- ✓ OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease
- ✓ OSA is associated with an increase in:
  - Rate & severity of vehicle accidents
  - Increased healthcare utilization
  - Reduction of work performance
  - Occupational injuries



Adults with Moderate to Severe OSA Prescribed CPAP[2] = ~2 million
•Less: 65% CPAP Compliant
Published literature estimates CPAP non-compliance rates of 35% - 65%
35% of CPAP Non-Compliant Adults = ~700,000
•Less: 30% Anatomy Challenges
70% Inspire Anatomy Eligible = ~500,000
•Multiplied by: our ASP
Inspire U.S. Market = ~$10 billion

Note: ASP constitutes abbreviation for average selling price.
1. Source: World Health Organization.
2. Company estimates.
3. Represents moderate to severe OSA. Source: McKinsey & Company, 2010.

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Inspire Therapy is a Proven Solution for Patients with OSA Inspire System Inspire Procedure 3 Stimulation Lead 1 Pressure Sensing Lead Hypoglossal Nerve 2 Neurostimulator Remote control and three implantable components:  Approximately a two-hour outpatient procedure Pressure sensing lead: detects when the •1  Requires three small incisions patient is attempting to breathe  Patients typically recover quickly and resume •2 Neurostimulator: houses the electronics and normal activities in just a few days battery power for the device  System activation occurs 30 days after implantation •3 Stimulation lead: delivers electrical stimulation  Patient controls system by turning on the device to the hypoglossal nerve each night with the remote control before going to sleep 9 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire Therapy is a Safe and Effective Solution Mild Stimulation is a Clear Mechanism of Action Inspire Therapy Offers Significant Benefits  Strong safety profile  Effective and durable treatment  Closed-loop system  Strong patient compliance  High patient satisfaction  Minimally invasive outpatient procedure  ~11-year battery life (without recharging)  Utilizes patient’s natural physiology  Short recovery times post surgery  Patient controlled therapy Long-term outcomes demonstrate that Inspire therapy addresses the shortfalls of current treatments 10 © Inspire Medical Systems, Inc. All Rights Reserved

Objective Measures Show the Impact of Inspire Therapy on OSA Polysomnogram Before and After Activation of Inspire System Inspire system turned on Airflow Breathing Oxygen Saturation OSA events No OSA events After activating the Inspire system, the patient exhibited a more regular breathing pattern, higher and more consistent blood oxygen levels, and fewer or no transient arousals 11 © Inspire Medical Systems, Inc. All Rights Reserved

Clinical Evidence 12 © Inspire Medical Systems, Inc. All Rights Reserved

Significant Body of Clinical Evidence Evaluating Inspire in more than 2,000 Patients Across 23 Studies1 Patients Clinical Studies Evaluated Stimulation Therapy for Apnea Reduction (STAR) 126 German Post-Market Study 60 ADHERE Patient Registry 1,017 Company Company Sponsored Pediatric / Down Syndrome 26 Inspire vs. traditional sleep surgery 248 (Cleveland Clinic, Thomas Jefferson, UPenn) Independent Studies in Single Centers 2 150 Independent Studies of Specific Populations 418 Independent German and French Experience 143 (Munich, Lubeck, Bordeaux) Total Patients Evaluated Above 2,188 1. Due to the inclusion of certain patients in multiple studies, some studies are not shown in the table because they do not add any incremental patients to the overall total. 2. Includes Thomas Jefferson University Hospital (TJUH) & University of Pittsburgh Medical Center (UPMC); University Hospitals – Cleveland; Non- Academic Hospital in San Diego; and University of Pennsylvania. 13 © Inspire Medical Systems, Inc. All Rights Reserved

STAR Trial Met Both Primary Endpoints & Showed Statistically Significant Reductions in AHI & ODI Significant Reduction in Severity of OSA Meaningful Levels of Compliance Post-Implantation Apnea-Hypopnea Index (Median) Oxygen Desaturation Index (ODI) (Median) 29.3 25.4 9.0 9.7 7.4 8.6 6.0 6.2 4.8 4.6 Events per Hour Events per Hour Baseline 12 Month 18 Month 3 Year 5 Year Baseline 12 Month 18 Month 3 Year 5 Year N=126 N=124 N=123 N=98 N=71 N=126 N=124 N=123 N=98 N=71 All p values <0.001 vs. baseline All p values <0.001 vs. baseline results in median results in median Withdrawal of Inspire Therapy Resulted in Reversal of Therapeutic Benefit, Further Demonstrating Inspire’s Effectiveness Apnea-Hypopnea Index (Mean) Oxygen Desaturation Index (Mean) 31.3 30.1 26.7 26.8 25.8 23.0 8.9 8.0 7.2 7.6 6.3 6.0 Score (Events/hr) Score (Events/hr) Baseline 1 Year Randomized, Therapy- Baseline 1 Year Randomized, Therapy- withdrawal Trial withdrawal Trial Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) 14 © Inspire Medical Systems, Inc. All Rights Reserved

Additional STAR Findings Showed Meaningful Improvement in Quality of Life Metrics Functional Outcomes of Sleep Questionnaire (Median) Epworth Sleepiness Scale (Median) Normalized daytime functioning = 17.9 11.0 Normalized daytime sleepiness = 10.0 18.2 18.4 18.8 18.7 14.6 6.0 6.0 6.0 6.0 Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=126 N=124 N=123 N=98 N=92 N=126 N=124 N=123 N=98 N=92 All p values <0.001 vs. baseline results All p values <0.001 vs. baseline results No or Soft Snoring (Median) Bed Partner Leaves Room (Median) 86% 87% 90% 81% 30% 17% 5% 4% 3% 1% Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=108 N=103 N=103 N=100 N=80 N=108 N=103 N=103 N=100 N=80 15 © Inspire Medical Systems, Inc. All Rights Reserved

Summary of Selected Clinical Studies German Post- ADHERE Patient TJUH and UPMC STAR Trial Market Study1 Registry1 Evaluation2 # of Inspire Patients 124 97 56 1,017 48 / 49 Time Following 12 5 Years 12 Months 12 Months 3 Months Implantation Months AHI – Baseline 29.3 29.3 28.6 32.8 35.9 / 35.3 AHI – Therapy 9.0 6.2 9.5 9.5 6.3 / 6.3 ESS – Baseline 11.0 11.0 13.0 11 11.1 / 10.9 ESS – Therapy 6.0 6.0 6.5 7 5.8 / 6.6 FOSQ – Baseline 14.6 14.6 13.7 * * FOSQ – Therapy 18.2 18.7 18.6 * * 86% daily; Average 39 hours per Average 5.6 hours Average >45 hours Therapy 80% 93% 5+ week; 89% ≥20 hours per night at 12 per week; >75% ≥40 Compliance daily days per week months hours per week weekly ____________________ 1. Represents median results. 2. Represents mean results. 16 © Inspire Medical Systems, Inc. All Rights Reserved

We Intend to Continue to Build the Depth of Our Clinical Data with Our ADHERE Patient Registry

ADHERE Patient Registry

Our post-implantation study with the goal of collecting data on a group in excess of 2,500 patients

Registry Results from 1,017 Patients

- Registry study designed to be retrospective and prospective
- 29 centers were involved in registry
- Registry enrolled >1,400 patients since October 2016 to date

Adherence Monitoring:
Average home device use:
5.6 hours / night



Apnea Hypopnea Index (Median)
32.8
P<0.0001
71% Reduction
9.5
Baseline
N=984
12 Months
N=382



Epworth Sleepiness Scale (Median)
Normalized daytime sleepiness = 10.0
11
36%
Reduction
P<0.0001
7
Baseline
N=881
12 Months
N=439

Inspire is Better Experience than CPAP | Would Recommend to Friends / Family | Overall Patient Satisfaction | Patients would Choose Inspire Again



95%
96%
93%
94%

Results from the ADHERE registry show Inspire therapy is an effective treatment for OSA in a real-world setting

Note: Enrollments as of October 2019. Results are from Thaler, Laryngoscope 2019

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Product and Indication Expansion 18 © Inspire Medical Systems, Inc. All Rights Reserved

We are Committed to Continuous Product Development & Indication Expansion Indication Expansion Product Pipeline  Working with the FDA to expand indication in  5th generation neurostimulator is in the development the U.S. to patients as young as 12 years of phase age (including Down syndrome)  Inspire Cloud, which has been launched, is being designed to allow physicians to monitor patient  Patients born with Down syndrome compliance and therapy efficacy have higher rates of OSA than the general pediatric population Sample Inspire Cloud  50-patient investigator-initiated trial in Dashboard process to demonstrate the safety and efficacy of Inspire therapy for treating Down syndrome patients1 ____________________ Not actual data; for illustrative purposes only. 1. Published in JAMA Otolaryngology – Head & Neck Surgery. 19 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire Cloud: Longitudinal Care Longitudinal Care Care Team Inspire cloud Referral Network Inspire Cloud was launched at the AASM (American Academy of Sleep Medicine) annual meeting June 2018 ____________________ Not actual data; for illustrative purposes only.  Monitors Adherence  Strengthens the Referral Network  Generates Complete Patient Therapy Reports  Creates Care Coordination Hub  Insight into Center-Wide Therapy Outcomes  Fits into Existing Sleep Clinic Workflows 20 © Inspire Medical Systems, Inc. All Rights Reserved

Reimbursement 21 © Inspire Medical Systems, Inc. All Rights Reserved

Our Team is Focused on All Aspects of Reimbursement, which Include Coding, Payment and Coverage

Coding
- Physician
- Facility

- Neurostimulator and stimulation lead: CPT code 64568 for Cranial Nerve Stimulator
- Sensing lead: CPT code 0466T (Category III)
  - Physician society working to convert to a Category I code

Payment
- Physician
- Facility

- 2019 National Medicare average facility payment ~ $27,700
- 2020 National Medicare average facility payment ~ $29,000
- Covers the cost of the device and the procedure for implantation

Coverage
- Medicare
- Commercial

- Nearly 400 commercial payors in the U.S. have paid for the Inspire procedure, mostly through prior authorization
- Medicare payment in most MACs
- Government contract for VA / Military hospitals

2018 U.S. Implant Mix



60%
30%
10%
Commercial
Medicare
VA

Two-pronged Approach to Reimbursement

Part 1: Work with all payers to educate on the therapy during annual and mid-cycle reviews to develop positive coverage policies (i.e., Aetna was a mid-cycle)

Part 2: Work with physicians and centers to obtain prior authorizations from payers as most have negative coverage policies today, yet approve procedures after appeal cycles

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© Inspire Medical Systems, Inc.
All Rights Reserved
Inspire
Sleep Apnea Innovation

Covered Lives Summary

Positive BCBS Plans: 73M Total Covered Lives

- Wellmark
- Horizon
- N. Carolina
- Premera
- Regence
- Kansas
- Mississippi
- Louisiana
- Kansas City
- Independence
- S. Carolina
- Idaho
- Health Now NY
- Federal Employee Plan
- Alabama
- Highmark
- Massachusetts
- Excellus
- California
- Michigan
- Nebraska
- Tennessee
- HCSC (Illinois, Texas, etc.)
- CareFirst (DC)
- Capital Blue
- North Dakota
- Arkansas
- Arizona

Large Insurance Plans

- United Healthcare: 41M
- Aetna: 22M

- Anthem: 40M
- Cigna: 15M
- Humana: 12M

Small Plans – Positive Coverage

- Emblem Health
- Medica
- Medical Mutual
- HAP of MI
- Ascension
- Quartz Health
- Capital District Physicians Health Plan (NY)
- AVMed
- Cleveland Clinic
- Preferred One
- Ohio State University
- WEA Trust (Wisconsin)
- Priority Health (Western Michigan)
- ConnectiCare
- Health New England

Covered Lives Summary

Total Plans Gained in 2019: 37
Total Lives Gained in 2019: 120 million

Total Positive Policies: 45
Total US Covered Lives: 145 million

Key: Red text denotes policy in process

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Medicare

Local Coverage Determinations (LCDs) have published from 6 of 7 Medicare Administrative Contractors (MACs)

A/B MAC Jurisdictions
as of October 2017



JF Noridian
JE Nor dian
J6 NGS
J5 WPS
J8 WPS
J15 CGS
JK NGS
JL Novitas
JM Palmetto
JJ Palmetto
JH Novitas
JN-FCSO
JF

- ✓ Novitas Solutions, First Coast Service Options (FCSO), Palmetto, CGS Administrators (CGS), National Government Services (NGS), and Noridian have all officially posted positive Draft Coverage Policies
- BMI criterion = Below 35
  - Other Criteria mirrors FDA Indications
- Next Steps:
  1. ✓ Open Meetings held by all 6 MACs – Inspire presented commentary
  2. Minimum 45-day public comment period – Last date of comment in December 2019 (CGS)
  3. ~ 2 to 6 months of consideration after Open Meeting comments
  4. Final Policy must be published within 12 months of original LCD posting date

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© Inspire Medical Systems, Inc.
All Rights Reserved
Inspire
Sleep Apnea Innovation

The Prior Authorization Metrics are Steadfastly Improving with Every New Positive Coverage Policy

Case-by-Case Submissions, Reviews & Approvals Process

Prepare/Submit an Prior Authorization → (If denied) → Prepare/Submit a 1st level appeal → (If denied) → Prepare/Submit a 2nd level appeal → (If denied) → Prepare/Submit an EMR appeal (External Medical Review)

Prior Authorization Approval Track Record Following a Complete Appeal Review Cycle

Percentage of Patient Approvals – 2018



77%
+2,477[1]
16%
6%
Approved
Denied at EMR
Dismissed

Overall approval rates are ~59% as many patients do not receive a full review (drop out or are blocked)

Percentage of Patient Approvals – 2019 YTD



90%
+2,269[2]
8%
2%
Approved
Denied at EMR
Dismissed

≈76% in 2019 YTD

1. *Indicates number of patient submissions in 2018*
2. *Indicates number of patient submissions in the first nine months of 2019*

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

U.S. Commercial Prior Authorization Submissions Continued focus on Prior Authorization Submissions Total Submissions • Q3 2018 included a bolus of Aetna resubmissions following the issuance of the coverage policy 2019 YTD: 2,269 • Q1 2019 is revised as there were 34 additional submissions not included in prior quarter reporting (these were second submissions as a result of a new positive 2018: 2,477 insurance policy) 2017: 1,506 2016: 960 Past Quarter Submissions 900 70 812 800 722 735 60 661 700 619 639 50 600 558 488 500 445 40 400 62 30 303 56 57 300 268 258 270 48 51 49 209 225 43 20 QuarterlyTotal Submissions 38 200 34 21 20 21 23 10 Quarterly Weekly Average Submissions 100 16 17 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Qtrly Weekly Average Submissions Qtrly Total Submissions 26 © Inspire Medical Systems, Inc. All Rights Reserved

U.S. Commercial Prior Authorization Approvals • The median time to approval has been reduced to 25 days in 2019 as compared to 100 days in 2018 Total Approvals • Mean time reduced to 51 days in 2019 vs. 125 2019 YTD: 1,696 days in 2018 2018: 1,230 • Majority of cases approved at first or Pre-D level 2017: 583 and do not require appeals process 2016: 330 Past Quarter Approvals 700 672 581 50 600 40 500 443 395 400 373 30 52 300 249 45 213 20 190 Quarterly Total Approvals 200 34 126 133 134 29 30 96 103 72 19 10 100 59 15 16 Quarterly Weekly Average Approvals 10 10 10 5 7 6 8 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Qtrly Weekly Average Approvals Qtrly Total Approvals 27 © Inspire Medical Systems, Inc. All Rights Reserved

Commercial Development 28 © Inspire Medical Systems, Inc. All Rights Reserved

We have a Targeted Approach to Market Development and Patient Outreach Market Development Direct-to-Patient Outreach Machine  Inspire has built a referral network with physicians across the treatment continuum Company Sponsored Public Relations  Differentiated marketing engine capable of generating demand through patient channels Local Local Physician to Patient Direct-to-Patient Channels / Self-Referred Radio TV Physician Word of Mouth Cardiac Dental Practice / Practice EP1 Referrals Referrals 2019 Website Results (Sept YTD) Inspire Program Core Team Sleep Sleep Practice Practice Refer and Referrals Manage 400K Doctor 30K Doctor 3.3M Visitors Searches Contacts (+84% YoY) (+27% YoY) (+40% YoY) ____________________ 1. Electrophysiologists (EP) 29 © Inspire Medical Systems, Inc. All Rights Reserved

Our Sales Strategy Engages All Key Stakeholders Across the OSA Treatment Paradigm Holistic Approach to Engagement Across Key Stakeholders in the OSA Treatment Paradigm Sales Organization Sleep Patients  66 Territories in U.S. and 7 in Europe Centers  Managed by 4 Area Vice-Presidents and 13 Regional Sales Managers  Supported by Therapy Awareness Managers and Field Clinical Representatives ENT  Target for each rep to manage 5 – 7 active centers Physicians per territory Encourage and sponsor additional publications of Focus on building long-lasting physician relationships   clinical data  Support physicians through all aspects of a case  Increase awareness through training and education  Identify new regions with high-volume medical centers  Continue various direct-to-patient marketing initiatives Summary: Continue to build capacity to treat patients by adding centers, hiring Territory Managers, and adding support structure, including Regional Managers and staff to cover implant cases and activations 30 © Inspire Medical Systems, Inc. All Rights Reserved

Keys To Driving a Strong Territory

Territory Manager Strategy

- New Centers and Territory Framing
  - Leading with four Area Vice-Presidents
  - Building Regional Manager Team, increased to 13 in Q3 2019
  - Adding Field Clinical Reps (FCRs) to support implants
- Continue adding Territories
  - Ended Q3 2019 with 66 U.S. Territories (7 added in Q3 2019)
- Sales Training
  - Inspire University conducted quarterly for new employees
- Free up selling time for tenured reps to focus on driving patient flow
  - Invest in FCRs to cover cases and activations



How TMs Spend their Time
Find The Right Centers
Attend DISE, Cases & Follow up
Manage Prior Authorization, Coding & Payment
Drive Patient Flow & Practice Readiness
FCRs to Support

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

The Great Balancing Act KEEPING CONTROL WHILE GROWING FAST Focus on the rapid scaling of commercialization while ensuring proper training to maintain control of high-quality therapy outcomes 32 © Inspire Medical Systems, Inc. All Rights Reserved

The Inspire Control System



Prevalence Pool
17M people in the U.S. with OSA, of which ≈25% could be treated with Inspire
Incidence Pool
500k new cases per year who could be treated using Inspire
End Goal: Strong Patient Outcomes
Question 1: How to find these patients and connect them to the proper healthcare provider?
Question 2: How to improve the yield to increase contacts to healthcare providers?
Question 3: How to direct patients to the correct physician to prevent unnecessary visits?
Question 4: How to improve time and approval rates from insurance companies?
Question 5: How to scale the business without losing quality in patient outcomes?
Continuous addition of new sales reps and opening new hospitals
Direct-to-Patient Outreach Process
Patient makes appointment to see doctor
Physician Appointment
≈50% are new sleep apnea patients and need to try CPAP first
≈25% of patients are not proper candidates
≈25% are good Inspire candidates
Patient proceeds for insurance approval
Insurance Approvals
• 145M covered lives in the U.S.
• Policies significantly improve approval rates and reduces time to approval
• Many patients still required to go thru prior auth process
• Medicare is closely tracked; six draft LCDs in 2019
Patient scheduled for Inspire
Patient receives Inspire

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Financials 34 © Inspire Medical Systems, Inc. All Rights Reserved

Quarterly Revenue ($ in Millions) 2019 Revised Outlook: FY2019 revenue of $78M - $79M, up 54% - 56% from FY2018 revenue of $50.6M (Prior guidance of $73M - $75M following Q2 2019 results) $20.9 $18.0 $16.6 $16.3 $13.1 $10.9 $10.0 $10.0 $7.3 $6.0 $4.7 $5.2 $5.3 $3.0 $3.6 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 151% 170% 121% 89% 79% 69% 56% 91% 90% 81% 80% 66% 62% 65% 60% % YoY Revenue Growth 35 ____________________ © Inspire Medical Systems, Inc. Quarterly amounts are unaudited All Rights Reserved

Annual Revenue and Gross Margins Annual Revenue ($ in millions) Annual Gross Margin 2016 – 2018 CAGR: 75.7% 2016-2018 Improvement: +390bps Guidance [$78-79] Guidance [82-83%] 80.1% $50.6 78.9% $28.6 76.2% $16.4 2016 2017 2018 2019 2016 2017 2018 2019 2019 Revised Outlook: FY2019 revenue of $78M - $79M, up 54% - 56% from FY2018 revenue of $50.6M (prior guidance of $73M - $75M). FY2019 gross margin between 82% - 83% (prior guidance of 81% - 83%) 36 © Inspire Medical Systems, Inc. All Rights Reserved

In Q3 2019, Inspire Experienced Strong YoY Growth YoY Revenue ($ in millions) YoY Gross Margin YoY Growth: 60% YoY Increase: 230bps Territories EQ3 2019: 66 $20.9 83.4% EQ3 2018: 40 Q3 2019 Revenue Mix US OUS 11% $13.1 89% 81.1% Q3 2018 Revenue Mix US OUS 13% 87% Q3 2018 Q3 2019 Q3 2018 Q3 2019 37 © Inspire Medical Systems, Inc. All Rights Reserved

Our Growth Strategies  Ensure strong and consistent patient outcomes globally through planned and controlled expansion and robust physician training  Promote awareness among patients, ENT physicians, sleep centers, and referring physicians  Expand U.S. sales and marketing organization to drive adoption of our Inspire therapy  Leverage the prior authorization model while we work in parallel with payors to develop positive coverage policies  Invest in research and development to drive innovation and expand indications  Further penetrate existing and expand into new international markets 38 © Inspire Medical Systems, Inc. All Rights Reserved

Our Innovative Inspire Solution has a Significant First Mover Advantage

Compelling Market Opportunity

- Large and growing prevalence of OSA
- Significant economic cost of untreated OSA
- Urgent clinical need for an effective alternative to CPAP
- ~$10bn annual market opportunity in the U.S.

Inspire Therapy is Strongly Positioned

- FDA PMA approval since 2014
  - More than 6,500 patients treated at over 266 medical centers across the U.S.
- Significant payor experience
  - 145 million covered lives in the U.S.
  - Leverage highly effective prior authorization model
  - Over 1,500 individual patient submissions in 2017, over 2,450 in 2018, and over 2,250 in first nine months of 2019
- Evidence of safety and 5-year long-term sustained efficacy
  - Consistent results across four sponsored and 19 independent clinical studies evaluating ~2,100 patients
  - Ongoing enrollment of 2,500 patient ADHERE patient registry (>1,000 patients enrolled thru September 2019)
- Differentiated products built on years of development
  - Closed loop system that leverages our pressure sensing lead and proprietary algorithm
  - Current device represents the 4th generation of our Inspire system, which has an ~11-year battery life and allows for MRI of head and extremities

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All Rights Reserved
Inspire
Sleep Apnea Innovation

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